SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT:              September 19, 2003
                    (Date of the earliest event reported)



                       Home Products International, Inc.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                           (State of Incorporation)

          0-17237                                        36-4147027
  (Commission File Number)                            (I.R.S. Employer
                                                     Identification No.)


         4501 West 47th Street
             Chicago, IL                                    60632
 (Address of principal executive offices)                 (Zip Code)


 Registrant's telephone number, including area code:  (773) 890-1010

 ITEM 5.  Other Events
 ---------------------

 On September 19, 2003, Home Products International, Inc. reached an agreement with Fleet Capital Corporation, to amend the Company's loan and security agreement.



 ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
 ---------------------------------------------------------------------------

        c) Exhibits

        10.1 Fourth Amendment to Loan and Security Agreement made as of September 19, 2003 by and among Home Products International - North America, Inc. and Fleet Capital Corporation.




                                  SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         Home Products International, Inc.

                                    By:  /s/ James E. Winslow
                                    ---------------------------
                                    James E. Winslow
                                    Executive Vice President
                                    and Chief Financial Officer



 Dated:  September 24, 2003

                                EXHIBIT INDEX


 Exhibit Number      Description
 --------------      -----------
    10.1             Fourth Amendment to Loan and Security Agreement made
                     as of September 19, 2003 by and among Home Products
                     International - North America, Inc. and Fleet Capital
                     Corporation.